RealPage Reports Q3 2011 Financial Results

- 2011 Q3 Non-GAAP total revenue increases 41.4% to $67.9 million

- 2011 Q3 adjusted EBITDA increases 65.2% to $15.0 million

- 2011 Q3 Non-GAAP earnings per share increases 150.0% to $0.10 per diluted share

CARROLLTON, Texas, Nov. 1, 2011 /PRNewswire/ -- RealPage, Inc. (NASDAQ: RP), a leading provider of on-demand software and software-enabled services to the rental housing industry, today announced financial results for its third quarter ended September 30, 2011.

(Logo: http://photos.prnewswire.com/prnh/20110912/DA66533LOGO)

Steve Winn, chairman and CEO of RealPage, said, "The third quarter of 2011 was strong and significant for RealPage. We displayed robust financial performance highlighted by annual contract value year-over-year growth of 48.9% and on demand organic growth of 25.8%. This demonstrates our ability to expand market share and cross sell additional software products and services into our installed base. As we previously announced during the quarter, we also completed the strategic acquisition of MyNewPlace®, which vastly expanded our capabilities around organic lead generation, performance-based lead generation and consumer Internet marketing."

Third Quarter 2011 Financial Highlights

  Non-GAAP total revenue was $67.9 million, an increase of 41.4% year-over-year;
  Non-GAAP on demand revenue was $63.0 million, an increase of 46.3% year-over-year;
  Adjusted EBITDA was $15.0 million, an increase of 65.2% year-over-year;
  Non-GAAP net income was $7.0 million, or $0.10 per diluted share, a year-over-year increase of 124.3% and 150.0%, respectively;
  GAAP net loss attributable to common stockholders was $1.1 million, or $0.02 per diluted share, a year-over-year increase of 238.2% and 100.0%, respectively; and
  Net cash provided by operating activities was $10.5 million, an increase of 60.1% year-over-year.

Financial Outlook

RealPage management expects to achieve the following results during its fourth quarter ended December 31, 2011:

  Non-GAAP total revenue is expected to be in the range of $73.0 million to $74.5 million;
  Adjusted EBITDA is expected to be in the range of $15.6 million to $16.1 million;
  Non-GAAP net income is expected to be in the range of $7.0 million to $7.3 million, or $0.10 per diluted share;
  Tax rate of approximately 40.0%; and
  Weighted average shares outstanding of approximately 72.8 million.

RealPage management expects to achieve the following results during its calendar year ended December 31, 2011:

  Non-GAAP total revenue is expected to be in the range of $260.4 million to $261.9 million;
  Adjusted EBITDA is expected to be in the range of $56.5 million to $57.0 million;
  Non-GAAP net income is expected to be in the range of $25.3 million to $25.6 million, or $0.35 to $0.36 per diluted share;
  Tax rate of approximately 40.0%; and
  Full year weighted average shares outstanding of approximately 72.4 million.

Please note that the above statements are forward looking and that Non-GAAP total revenue includes an adjustment for the effect of deferred revenue from acquired companies that is required to be written down for GAAP purposes under purchase accounting rules. In addition, the above statements also include the impact of acquisitions and exclude any impact resulting from the Yardi Systems litigation. Actual results may differ materially. Please reference the information under the caption "Non-GAAP Financial Measures" as part of this press release.

Conference Call and Webcast

The Company will host a conference call today at 5:00 p.m. EDT to discuss its financial results. Participants are encouraged to listen to the presentation via a live web broadcast at www.realpage.com on the Investor Relations section. In addition, a live dial-in is available domestically at 866-743-9666 and internationally at 760-298-5103. A replay will be available at 800-642-1687 or 706-645-9291, passcode 23528150, until November 11, 2011.

About RealPage

Located in Carrollton, Texas, a suburb of Dallas, RealPage provides on demand (also referred to as "Software-as-a-Service" or "SaaS") products and services to apartment communities and single family rentals across the United States. Its on demand product lines include OneSite® property management systems that automate the leasing, renting, management, and accounting of conventional, affordable, tax credit, student living, senior living and military housing properties; LeaseStar™ expert managed marketing that enables owners to originate, syndicate, manage and capture leads more effectively and at less overall cost; YieldStar® asset optimization systems that enable owners and managers to optimize rents to achieve the overall highest yield, or combination of rent and occupancy, at each property; Velocity™ billing and utility management services that increase collections and reduce delinquencies; LeasingDesk® risk mitigation systems that are designed to reduce a community's exposure to risk and liability; OpsTechnology® spend management systems that help owners manage and control operating expenses; and Compliance Depot™ vendor management and qualification services to assist a community in managing its compliance vendor program. Supporting this family of SaaS products is a suite of shared cloud services including electronic payments, document management, decision support and learning. RealPage's MyNewPlace® subsidiary is one of the nation's largest apartment and home rental websites, offering apartment owners and managers qualified, prospective residents through subscription, pay-per-lead and LeaseMatch pay-per-lease programs. Through its Propertyware subsidiary, RealPage also provides software and services to single-family rentals and low density, centrally-managed multifamily housing. For more information, call 1-87-REALPAGE or visit www.realpage.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains "forward-looking" statements relating to RealPage, Inc.'s expected, possible or assumed future results of operations and potential growth and plans, management, branding and profit margins of MyNewPlace as well as market performance, opportunities and developments. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as "expects," "believes," "plans" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in customer cancellations; (c) the inability to increase sales to existing customers and to attract new customers; (d) RealPage, Inc.'s failure to integrate acquired businesses and any future acquisitions successfully; (e) the timing and success of new product introductions by RealPage, Inc. or its competitors; (f) changes in RealPage, Inc.'s pricing policies or those of its competitors; (g) litigation; and (h) such other risk and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission ("SEC"), including RealPage's Form 10-Q previously filed with the SEC on August 9, 2011. All information provided in this release is as of the date hereof and RealPage, Inc. undertakes no duty to update this information except as required by law.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. These measures differ from GAAP in that they exclude amortization of intangible assets, stock-based compensation expenses, any impact related to the Yardi Systems litigation, acquisition-related deferred revenue adjustments, and acquisition related expenses (including any purchase accounting adjustments). Reconciliation tables comparing GAAP financial measures to non-GAAP financial measures are included at the end of this release.

We define Adjusted EBITDA as net (loss) income plus acquisition-related deferred revenue adjustment, depreciation and asset impairment, amortization of intangible assets, net interest expense, income tax expense (benefit), stock-based compensation expense, any impact related to the Yardi Systems litigation and acquisition-related expense.

We believe that the use of Adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. We believe that:

  Adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance, facilitates period-to-period comparisons of operations and facilitates comparisons with our peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results; and
  it is useful to exclude certain non-cash charges, such as depreciation and asset impairment, amortization of intangible assets and stock-based compensation and non-core operational charges, such as acquisition-related expense and any impact related to the Yardi Systems litigation, from Adjusted EBITDA because the amount of such expenses in any specific period may not directly correlate to the underlying performance of our business operations and these expenses can vary significantly between periods as a result of new acquisitions, full amortization of previously acquired tangible and intangible assets or the timing of new stock-based awards, as the case may be.

We use Adjusted EBITDA in conjunction with traditional GAAP operating performance measures as part of our overall assessment of our performance, for planning purposes, including the preparation of our annual operating budget, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance.

We do not place undue reliance on Adjusted EBITDA as our only measure of operating performance. Adjusted EBITDA should not be considered as a substitute for other measures of liquidity or financial performance reported in accordance with GAAP. There are limitations to using non-GAAP financial measures, including that other companies may calculate these measures differently than we do, that they do not reflect our capital expenditures or future requirements for capital expenditures and that they do not reflect changes in, or cash requirements for, our working capital. We compensate for the inherent limitations associated with using Adjusted EBITDA measures through disclosure of these limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net (loss) income.

Condensed Consolidated Statements of Operations
For the Three and Nine Months Ended September 30, 2011 and 2010
(unaudited, in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Revenue:
On demand	$ 62,765	$ 43,097	$ 172,741	$ 120,393
On premise	1,772	2,127	5,045	6,419
Professional and other	3,118	2,804	9,052	7,403
Total revenue	67,655	48,028	186,838	134,215
Cost of revenue(1)	27,585	20,203	78,078	56,595
Gross profit	40,070	27,825	108,760	77,620
Operating expense:
Product development(1)	11,230	9,127	32,083	26,431
Sales and marketing(1)	17,688	9,428	44,992	25,793
General and administrative(1)	11,840	6,969	31,190	20,230
Total operating expense	40,758	25,524	108,265	72,454
Operating income (loss)	(688)	2,301	495	5,166
Interest expense and other, net	(684)	(1,822)	(2,582)	(4,749)
Net income (loss) before income taxes	(1,372)	479	(2,087)	417
Income tax expense (benefit)	(266)	187	(615)	164
Net income (loss) income	$ (1,106)	$ 292	$ (1,472)	$ 253

Net loss attributable to common
stockholders
Basic	$ (1,106)	$ (327)	$ (1,472)	$ (2,691)
Diluted	$ (1,106)	$ (327)	$ (1,472)	$ (2,691)
Net loss per share attributable
to common stockholders
Basic	$ (0.02)	$ (0.01)	$ (0.02)	$ (0.08)
Diluted	$ (0.02)	$ (0.01)	$ (0.02)	$ (0.08)
Weighted average shares used in
computing net income (loss) per share
attributable to common stockholders
Basic	68,792	43,636	68,096	31,878
Diluted	68,792	43,636	68,096	31,878

(1) Includes stock-based compensation	Three Months Ended		Nine Months Ended
expense as follows:	September 30,		September 30,
	2011	2010	2011	2010
Cost of revenue	$ 459	$ 140	$ 1,069	$ 407
Product development	1,258	627	3,343	1,664
Sales and marketing	3,433	201	8,793	541
General and administrative	1,258	391	3,025	1,133
	$ 6,408	$ 1,359	$ 16,230	$ 3,745

Condensed Consolidated Balance Sheets
At September 30, 2011 and December 31, 2010
(unaudited, in thousands except share data)

	September 30,	December 31,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$ 47,491	$ 118,010
Restricted cash	20,334	15,346
Accounts receivable, less allowance for doubtful accounts of $1,003 and $1,370 at
September 30, 2011 and December 31, 2010, respectively	36,739	29,577
Deferred tax asset, net of valuation allowance	601	1,529
Other current assets	12,111	6,060
Total current assets	117,276	170,522
Property, equipment and software, net	26,552	24,515
Goodwill	128,632	73,885
Identified intangible assets, net	115,141	54,361
Deferred tax asset, net of valuation allowance	2,760	17,322
Other assets	2,855	2,187
Total assets	$ 393,216	$ 342,792
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$ 8,259	$ 4,787
Accrued expenses and other current liabilities	27,401	15,436
Current portion of deferred revenue	51,204	47,717
Current portion of long-term debt	10,768	10,781
Customer deposits held in restricted accounts	20,278	15,253
Total current liabilities	117,910	93,974
Deferred revenue	8,910	7,947
Long-term debt, less current portion	47,173	55,258
Other long-term liabilities	5,926	13,029
Total liabilities	179,919	170,208
Stockholders' equity:
Preferred stock, $0.001 par value, 10,000,000 shares authorized and zero shares
outstanding at September 30, 2011 and December 31, 2010, respectively	-	-
Common stock, $0.001 par value per share: 125,000,000 shares authorized,
72,027,632 and 68,703,366 shares issued and 71,766,288 and 68,490,277 shares
outstanding at September 30, 2011 and December 31, 2010, respectively	72	69
Additional paid-in capital	306,220	263,219
Treasury stock, at cost: 261,344 and 213,089 shares at September 30, 2011 and	(1,741)	(958)
December 31, 2010, respectively
Accumulated deficit	(91,202)	(89,730)
Accumulated other comprehensive loss	(52)	(16)
Total stockholders' equity	213,297	172,584
Total liabilities and stockholders' equity	$ 393,216	$ 342,792

Condensed Consolidated Statements of Cash Flows
For the Three and Nine Months Ended September 30, 2011 and 2010
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Cash flows from operating activities:
Net (loss) income	$ (1,106)	$ 292	$ (1,472)	$ 253
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Depreciation and amortization	7,442	5,312	21,458	14,856
Deferred tax benefit	(663)	(76)	(1,430)	(162)
Stock-based compensation	6,408	1,359	16,230	3,745
Loss on sale of assets	3	54	398	57
Acquisition-related contingent consideration	(3)	39	102	39
Changes in assets and liabilities, net of assets acquired
and liabilities assumed in business combinations:	(1,603)	(436)	(5,587)	(4,047)

Net cash provided by operating activities	10,478	6,544	29,699	14,741
Cash flows from investing activities:
Purchases of property, equipment and software	(5,140)	(2,709)	(10,782)	(7,427)
Acquisition of businesses, net of cash acquired	(67,786)	(3,939)	(87,817)	(17,231)
Net cash used by investing activities	(72,926)	(6,648)	(98,599)	(24,658)
Cash flows from financing activities:
Stock issuance costs from public offerings	$ -	$ 57,688	$ (775)	$ 57,688
Payments on debt, net	(2,782)	(23,081)	(8,524)	(12,763)
Preferred stock dividend	-	(666)	-	(666)
Issuance of common stock	1,062	447	8,499	664
Purchase of treasury stock	(310)	(16)	(783)	(20)
Net cash (used) provided by financing activities	(2,030)	34,372	(1,583)	44,903
Net (decrease) increase in cash and cash equivalents	(64,478)	34,268	(70,483)	34,986
Effect of exchange rate on cash	(16)	(6)	(36)	(19)
Cash and cash equivalents:
Beginning of period	111,985	5,132	118,010	4,427
End of period	$ 47,491	$ 39,394	$ 47,491	$ 39,394

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Nine Months Ended September 30, 2011 and 2010
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010

Revenue:	$ 67,655	$ 48,028	$ 186,838	$ 134,215
Acquisition-related deferred revenue adjustment	276	-	520	-
Non-GAAP revenue	$ 67,931	$ 48,028	$ 187,358	$ 134,215

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Adjusted Gross Profit:
Gross profit	$ 40,070	$ 27,825	$ 108,760	$ 77,620
Acquisition-related deferred revenue adjustment	276	-	520	-
Depreciation	1,428	1,328	4,437	3,947
Amortization of intangible assets	2,323	1,980	6,730	4,965
Stock-based compensation expense	459	140	1,069	407
Adjusted gross profit	$ 44,556	$ 31,273	$ 121,516	$ 86,939

Adjusted gross profit	65.6%	65.1%	64.9%	64.8%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Adjusted EBITDA:
Net (loss) income	$ (1,106)	$ 292	$ (1,472)	$ 253
Acquisition-related deferred revenue adjustment	276	-	520	-
Depreciation, asset impairment and loss on sale of asset	2,696	2,606	8,570	7,657
Amortization of intangible assets	4,749	2,760	13,286	7,256
Interest expense, net	684	1,823	2,199	4,759
Income tax expense (benefit)	(266)	187	(615)	164
Litigation-related expense	605	-	961	-
Stock-based compensation expense	6,408	1,359	16,230	3,745
Acquisition-related expense	969	60	1,199	453
Adjusted EBITDA	$ 15,015	$ 9,087	$ 40,878	$ 24,287

Adjusted EBITDA Margin	22.1%	18.9%	21.8%	18.1%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Non-GAAP Total Product Development:
Product Development	$ 11,230	$ 9,127	$ 32,083	$ 26,431
Less: Stock-based compensation expense	1,258	627	3,343	1,664
Non-GAAP Total Product Development:	$ 9,972	$ 8,500	$ 28,740	$ 24,767

Non-GAAP Total Product Development as % of Revenue:	14.7%	17.7%	15.3%	18.5%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Non-GAAP Total Sales and Marketing:
Sales and Marketing	$ 17,688	$ 9,428	$ 44,992	$ 25,793
Less: Amortization of intangible assets	2,426	780	6,556	2,291
Stock-based compensation expense	3,433	201	8,793	541
Non-GAAP Total Sales and Marketing:	$ 11,829	$ 8,447	$ 29,643	$ 22,961

Non-GAAP Total Sales and Marketing as % of Revenue:	17.4%	17.6%	15.8%	17.1%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Nine Months Ended September 30, 2011 and 2010
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Non-GAAP Total General and Administrative:
General and Administrative	$ 11,840	$ 6,969	$ 31,190	$ 20,230
Less: Acquisition-related expense	969	60	1,199	453
Stock-based compensation expense	1,258	391	3,025	1,133
Litigation related expense	605	-	961	-
Non-GAAP Total General and Administrative:	$ 9,008	$ 6,518	$ 26,005	$ 18,644

Non-GAAP Total General and Administrative as % of Revenue:	13.3%	13.6%	13.9%	13.9%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Non-GAAP Total Operating Expenses:
Operating Expenses	$ 40,758	$ 25,524	$ 108,265	$ 72,454
Less: Amortization of intangible assets	2,426	780	6,556	2,291
Acquisition-related expense	969	60	1,199	453
Stock-based compensation expense	5,949	1,219	15,161	3,338
Litigation related expense	605	-	961	-
Non-GAAP Total Operating Expenses:	$ 30,809	$ 23,465	$ 84,388	$ 66,372

Non-GAAP Total Operating Expenses as % of Revenue:	45.4%	48.9%	45.0%	49.5%

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Non-GAAP Operating Income:
Operating (loss) income	$ (688)	$ 2,301	$ 495	$ 5,166
Acquisition-related deferred revenue adjustment	276	-	520	-
Amortization of intangible assets	4,749	2,760	13,286	7,256
Stock-based compensation expense	6,408	1,359	16,230	3,745
Acquisition-related expense	969	60	1,199	453
Litigation related expense	605	-	961	-
Non-GAAP operating income	$ 12,319	$ 6,480	$ 32,691	$ 16,620

Non-GAAP operating margin	18.1%	13.5%	17.4%	12.4%

Reconciliation of GAAP to Non-GAAP Measures
For the Three and Nine Months Ended September 30, 2011 and 2010
(unaudited, in thousands, except per share data)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2011	2010	2011	2010
Non-GAAP Net Income:
	Net (loss) income	$ (1,106)	$ 292	$ (1,472)	$ 253
	Acquisition-related deferred revenue adjustment	276	-	520	-
	Amortization of intangible assets	4,749	2,760	13,286	7,256
	Stock-based compensation expense	6,408	1,359	16,230	3,745
	Accelerated interest expense related to preferred notes payable	-	530	-	530
	Acquisition-related expense	969	60	1,199	453
	Litigation related expense	605	-	961	-
	Loss on sale of assets	1	-	398	-
	Subtotal of tax deductible items	13,008	4,709	32,594	11,984

	Tax impact of tax deductible items(1)	(5,203)	(1,884)	(13,038)	(4,794)
	Tax expense resulting from applying effective tax rate(2)	283	(5)	220	(3)
	Non-GAAP net income	$ 6,982	$ 3,112	$ 18,304	$ 7,440

	Non-GAAP net income per share - diluted	$ 0.10	$ 0.04	$ 0.26	$ 0.12

	Weighted average shares - diluted	68,792	43,636	68,096	31,878
	Conversion of redeemable convertible preferred stock(3)	-	29,044	-	29,044
	Weighted average effect of dilutive securities	3,025	3,477	3,363	2,037
	Non-GAAP weighted average shares - diluted	71,817	76,157	71,459	62,959

(1)	Reflects the removal of the tax benefit associated with the amortization of intangible assets, stock-based compensation expense,
	acquisition-related deferred revenue adjustment and acquisition-related expense.
(2)	Represents adjusting to a normalized effective tax rate of 40%.
(3)	Represents common shares from the conversion of redeemable convertible preferred shares as if the shares were converted as of
	the beginning of the indicated period.

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2011	2010	2011	2010
Annualized on demand revenue per average on demand unit:
	On demand revenue	$ 62,765	$ 43,097	$ 172,741	$ 120,393
	Acquisition-related deferred revenue adjustment	276	-	520	-
	Non-GAAP on demand revenue	$ 63,041	$ 43,097	$ 173,261	$ 120,393

	Ending on demand units	7,074	5,567	7,074	5,567
	Average on demand units	6,727	5,387	6,370	5,059

	Annualized on demand revenue per average on demand unit	$ 37.49	$ 32.00	$ 36.27	$ 31.73

	Annual value of on demand revenue(1)	$ 265,204	$ 178,144

(1)	This metric represents management's estimate for the current annual run-rate value of on demand customer relationships. This metric
	is calculated by multiplying ending on demand units times annualized on demand revenue per average on demand unit for the periods
	presented.

CONTACT: Investors, Rhett Butler, +1-972-820-3773, rhett.butler@realpage.com, or Media, Randy Hargrove, +1-972-820-3076, randy.hargrove@realpage.com